Share-based compensation	12 Months Ended
Mar. 31, 2012
Share-based compensation
19	Share-based compensation

(a)	Share option scheme of CSC Holdings

On September 21, 2006, CSC Holdings adopted a share option scheme (the “Scheme”) whereby the directors of CSC Holdings are authorized, at their discretion, to offer any employee (including any director) of CSC Holdings options to subscribe for shares in CSC Holdings to recognize their contribution to the growth of CSC Holdings. Each option gives the holder the right to subscribe for one ordinary share of CSC Holdings. The Scheme is valid and effective for a period of ten years ending on September 21, 2016.

On September 21, 2006, CSC Holdings granted several directors and employees options to purchase a total of 100,000 ordinary shares of CSC Holdings at an exercise price of HK$450 per share. The options became vested as follows:

-	30% of options granted vested immediately on the date of grant;
-	another 30% vested immediately after 12 months from the date of grant; and
-	the remaining 40% vested immediately after 18 months from the date of grant.

All the options granted are exercisable by the grantees upon vesting and will expire on August 27, 2016.

The fair value of each option award is estimated on the date of grant using the Black-Scholes pricing model based on the following assumptions:

-	Fair value of shares on measurement date	HK$450 per share
-	Expected volatility	34.66% - 40.21%
-	Expected dividends	0%
-	Risk-free rate	1.83% - 2.19%

Up to the date of grant of the options, CSC Holdings’ shares were not publicly traded and did not have a quoted market price. As a result, for the purpose of share option valuation, the fair value of CSC Holdings’ shares was estimated based on the transaction price of a recent private placement of shares by a shareholder of CSC Holdings with unrelated third parties of HK$450 per share. The historical volatility of a combination of peer companies of similar nature and size was used to estimate the volatility of CSC Holdings’ shares. The Company uses historical data to estimate employee termination within the valuation model. The risk-free rate for periods within the contractual life of the options is based on the Hong Kong Exchange Fund Note in effect at the time of grant. Expected dividend yields are based on historical dividends. Changes in these subjective input assumptions could materially affect the fair value estimates.

No options were exercised, cancelled or lapsed during the year ended March 31, 2009. Upon completion of the Share Exchange on June 30, 2009, each share option of CSC Holdings was replaced by an option to acquire 35.73314 shares of the Company. All such share options were exercised by the grantees on June 30, 2009. The excess of exercise price received of RMB39,744 over the nominal value of shares issued, of RMB39,741 was credited to additional paid-in capital.

(b)	Restricted Share Unit scheme of the Company

The Restricted Share Unit scheme was approved by the shareholders of the Company and adopted on February 18, 2011, with a mandate limit of granting rights to receive ordinary shares not exceeding 10% of the Company’s issued and outstanding share capital, to directors, officers, employees and/or consultants of the Group. Since no awards have been granted as of March 31, 2011 and 2012, no compensation expense has been recognized for the years ended March 31, 2011 and 2012.